EXHIBIT 99.1

Banc of California Reports Third Quarter 2017 Earnings

SANTA ANA, Calif., (October 26, 2017) – Banc of California, Inc. (NYSE: BANC) today reported net income of $16.9 million, and net income available to common stockholders of $11.8 million, for the third quarter of 2017, resulting in diluted earnings per common share of $0.23 for the quarter. Net income from continuing operations for the quarter was $18.1 million, resulting in diluted earnings per common share from continuing operations of $0.25.

Highlights for the third quarter included:

•	Balance Sheet Re-Mix: Reduced securities by $159 million, driven by sales of $87 million of master limited partnerships (“MLPs”) and $32 million of bank debt. Reduced held for sale loans by $229 million, driven primarily by jumbo portfolio mortgage loan sales and the completed sale of all remaining seasoned SFR mortgage loan pools.

•	Loan Growth: Held for investment loans increased by $271 million, or 5%, during the quarter to $6.2 billion. The Company sold $46 million of loans from held for investment and transferred $88 million of jumbo residential mortgage loans from held for sale to held for investment during the quarter. Excluding these sales and transfers, held for investment loans increased by $229 million, or 4%, from the prior quarter.

•	Commercial loan balances increased by $132 million, or 3%, from the prior quarter, and by $335 million, or 9%, from a year ago.

•	Expense Management: Achieved targeted quarterly, recurring, run-rate expenses of less than $60 million for the quarter, excluding expense related to loss on investments in alternative energy partnerships and non-recurring expenses.

•	Strong Credit: Asset quality remained strong with non-performing assets to total assets of 0.16% at quarter end.

•	Strengthened Capital: Common equity tier 1 capital ratio improved from the prior quarter to 9.91%, the highest level in the past 12 quarters.

•	Bolstered Talent: Key executive hires including John Bogler as Chief Financial Officer, Jason Pendergist as Head of Real Estate Banking, and Rita Dailey as EVP, Head of Deposits & Treasury Management Services.

“Our third quarter results included numerous strategic actions centered on re-mixing the balance sheet and positioning the company with an ever increasing emphasis on building a diversified and strong California commercial banking franchise,” said Doug Bowers, President and Chief Executive Officer of Banc of California. “During the quarter, we continued to de-risk the securities portfolio through selective sales, re-mixed the loan book increasingly toward core lending activities, and saw moderate growth in the held for investment loan portfolio. On the liability side, our focus is on core funding activities as we reduced brokered and other high-rate and high-volatility deposits. Looking forward, we are laser-focused on building and expanding our core deposit capabilities across the organization as core, low cost deposit generation remains our number one priority. Gaining control of our expense base, and reducing costs related to legal and professional fees, settlement, and termination costs is also a high priority. The addition of key senior leaders such as John Bogler, Jason Pendergist, and Rita Dailey are a centerpiece of the plan to help guide Banc of California through this transformation, and we welcome their addition to our team. While we remain in the early innings of this transformation, I continue to see substantial opportunity in front of us, with the size and product set to compete, coupled with a deep and talented employee base, and operating in one of the most attractive markets in the U.S.”

The Company will host a conference call to discuss its third quarter financial results at 7:00 a.m. Pacific Time (PT) on Thursday, October 26, 2017. Interested parties are welcome to attend the conference call by dialing 888-317-6003, and referencing event code 8972485. A live audio webcast will also be available and the webcast link will be posted on the Company’s Investor Relations website at www.bancofcal.com/investor. The slide presentation for the call will also be available on the Company’s Investor Relations website prior to the call.

3 MacArthur Place • Santa Ana, CA 92707 • (949) 236-5250 • www.bancofcal.com

About Banc of California, Inc.

Banc of California, Inc. (NYSE: BANC) provides comprehensive banking services to California’s diverse businesses, entrepreneurs and communities. Banc of California operates 34 offices in California. The Company has been recognized by Forbes for the second straight year as one of the 100 Best Banks in America for 2017.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are necessarily subject to risk and uncertainty and actual results could differ materially from those anticipated due to various factors, including those set forth from time to time in the documents filed or furnished by Banc of California, Inc. with the Securities and Exchange Commission. You should not place undue reliance on forward-looking statements and Banc of California, Inc. undertakes no obligation to update any such statements to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Source: Banc of California, Inc.

INVESTOR RELATIONS INQUIRIES:	MEDIA INQUIRIES:
Banc of California, Inc.	Abernathy MacGregor
Timothy Sedabres, (855) 361-2262	Ian Campbell / Joe Hixson, (213) 630-6550 idc@abmac.com / jrh@abmac.com

Banc of California, Inc.

Consolidated Statements of Financial Condition

(Dollars in thousands)

(Unaudited)

	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
ASSETS
Cash and cash equivalents	$611,826	$511,190	$409,281	$439,510	$372,603
Time deposits in financial institutions	1,000	1,000	1,000	1,000	1,500
Securities available-for-sale	2,755,664	2,915,103	2,434,541	2,381,488	1,941,588
Securities held-to-maturity	—	—	863,269	884,234	962,315
Loans held-for-sale	50,130	278,824	228,196	298,018	358,892
Loans and leases receivable	6,226,897	5,956,337	6,105,321	6,034,752	6,568,791
Allowance for loan and lease losses	(45,072)	(42,385)	(42,736)	(40,444)	(40,233)
Federal Home Loan Bank and other bank stock	67,063	63,438	63,238	67,842	69,190
Servicing rights, net	40,448	43,834	44,451	39,936	33,064
Other real estate owned, net	3,682	3,267	3,345	2,502	275
Premises and equipment, net	139,326	143,398	146,631	140,917	131,481
Investments in alternative energy partnerships, net	43,817	37,605	47,633	25,639	23,912
Goodwill	37,144	37,144	37,144	37,144	37,144
Other intangible assets, net	10,219	11,135	12,191	13,617	15,335
Deferred income tax, net	23,333	9,499	18,673	9,989	408
Income tax receivable	7,699	14,984	15,973	16,009	12,487
Bank owned life insurance investment	104,292	103,709	103,093	102,512	101,909
Other assets	142,985	113,534	128,036	92,694	79,386
Assets of discontinued operations	59,575	164,152	432,805	482,494	546,357

Total assets	$10,280,028	$10,365,768	$11,052,085	$11,029,853	$11,216,404

LIABILITIES AND STOCKHOLDERS’ EQUITY
Noninterest-bearing deposits	$1,075,782	$1,138,095	$1,273,649	$1,282,629	$1,267,363
Interest-bearing deposits	6,327,811	6,906,816	7,324,044	7,859,521	7,810,956

Total deposits	7,403,593	8,044,911	8,597,693	9,142,150	9,078,319
Advances from Federal Home Loan Bank	1,470,000	870,000	1,080,000	490,000	770,000
Securities sold under repurchase agreements	36,520	53,242	26,320	—	—
Other borrowings	—	—	67,981	67,922	49,903
Notes payable, net	172,865	172,790	174,090	175,378	176,579
Reserve for loss on repurchased loans	6,173	8,028	8,118	7,974	11,369
Income taxes payable	—	—	618	92	908
Accrued expenses and other liabilities	164,469	193,276	81,208	131,618	132,089
Liabilities of discontinued operations	12,500	17,229	30,309	34,480	25,813

Total liabilities	9,266,120	9,359,476	10,066,337	10,049,614	10,244,980
Commitments and contingent liabilities
Preferred stock	269,071	269,071	269,071	269,071	269,071
Common stock	542	540	537	537	536
Common stock, class B non-voting non-convertible	4	4	3	2	2
Additional paid-in capital	619,849	616,251	614,983	614,226	611,069
Retained earnings	145,420	140,331	139,926	134,515	112,751
Treasury stock	(28,786)	(28,786)	(29,070)	(29,070)	(29,070)
Accumulated other comprehensive income/(loss), net	7,808	8,881	(9,702)	(9,042)	7,065

Total stockholders’ equity	1,013,908	1,006,292	985,748	980,239	971,424

Total liabilities and stockholders’ equity	$10,280,028	$10,365,768	$11,052,085	$11,029,853	$11,216,404

Banc of California, Inc.

Consolidated Statements of Operations

(Dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended					Nine Months Ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	September 30, 2017	September 30, 2016
Interest and dividend income
Loans, including fees	$70,208	$69,661	$69,507	$71,613	$76,257	$209,376	$210,255
Securities	24,337	24,996	27,239	24,153	19,934	76,572	55,374
Other interest-earning assets	2,206	1,783	2,096	3,965	1,931	6,085	4,484

Total interest and dividend income	96,751	96,440	98,842	99,731	98,122	292,033	270,113
Interest expense
Deposits	15,468	14,942	13,960	12,504	11,224	44,370	27,716
Federal Home Loan Bank advances	3,352	2,774	1,423	1,076	1,413	7,549	4,641
Securities sold under repurchase agreements	500	180	6	221	48	686	597
Notes payable and other interest-bearing liabilities	2,395	3,044	2,972	2,998	2,589	8,411	9,746

Total interest expense	21,715	20,940	18,361	16,799	15,274	61,016	42,700

Net interest income	75,036	75,500	80,481	82,932	82,848	231,017	227,413
Provision for loan and lease losses	3,561	2,503	2,583	589	2,592	8,647	4,682

Net interest income after provision for loan and lease losses	71,475	72,997	77,898	82,343	80,256	222,370	222,731
Noninterest income
Customer service fees	1,576	1,669	1,623	1,560	1,566	4,868	3,587
Loan servicing income (loss)	553	132	2,756	4,699	74	3,441	(4,066)
Net gain (loss) on sale of securities available for sale	7,625	1,099	3,356	(695)	487	12,080	30,100
Net gain on sale of loans	5,735	983	4,019	20,490	11,063	10,737	15,405
Loan brokerage income	—	34	1,027	1,331	1,298	1,061	2,920
Gain on sale of subsidiary and business unit	—	—	—	2,629	—	—	3,694
All other income	2,876	1,790	2,122	2,490	7,542	6,788	14,486

Total noninterest income	18,365	5,707	14,903	32,504	22,030	38,975	66,126
Noninterest expense
Salaries and employee benefits	30,216	33,348	32,443	42,800	37,133	96,007	103,347
Occupancy and equipment	10,085	9,776	10,668	10,012	10,036	30,529	28,034
Professional fees	7,697	11,794	15,073	11,562	6,482	34,564	18,811
Data processing	1,901	2,246	2,179	2,357	2,112	6,326	5,954
Loss on investments in alternative energy partnerships	8,348	9,761	8,682	13,850	17,660	26,791	17,660
Amortization of intangible assets	916	1,056	1,090	1,028	1,179	3,062	3,823
Restructuring expense	—	82	5,287	—	—	5,369	—
All other expenses	16,508	8,256	14,474	11,286	11,521	39,238	32,691

Total noninterest expense	75,671	76,319	89,896	92,895	86,123	241,886	210,320

Income from continuing operations before income taxes	14,169	2,385	2,905	21,952	16,163	19,459	78,537
Income tax (benefit) expense	(3,939)	(12,753)	(6,471)	(2,543)	(9,016)	(23,163)	16,292

Income from continuing operations	18,108	15,138	9,376	24,495	25,179	42,622	62,245

Income (loss) from discontinued operations before income taxes	(1,958)	(4,991)	13,348	14,965	18,574	6,399	33,952
Income tax (benefit) expense	(799)	(2,110)	5,523	6,196	7,816	2,614	14,045

Income (loss) from discontinued operations	(1,159)	(2,881)	7,825	8,769	10,758	3,785	19,907

Net income	16,949	12,257	17,201	33,264	35,937	46,407	82,152
Preferred stock dividends	5,112	5,113	5,113	5,113	5,112	15,338	14,801

Net income available to common stockholders	$11,837	$7,144	$12,088	$28,151	$30,825	$31,069	$67,351

Basic earnings per total common share
Income from continuing operations	$0.25	$0.20	$0.08	$0.37	$0.38	$0.52	$0.99
Income (loss) from discontinued operations	(0.02)	(0.06)	0.15	0.18	0.22	0.08	0.43

Net income	$0.23	$0.14	$0.23	$0.55	$0.60	$0.60	$1.42

Diluted earnings per total common share
Income from continuing operations	$0.25	$0.20	$0.08	$0.36	$0.38	$0.52	$0.97
Income (loss) from discontinued operations	(0.02)	(0.06)	0.15	0.18	0.21	0.07	0.43

Net income	$0.23	$0.14	$0.23	$0.54	$0.59	$0.59	$1.40

Weighted average number of shares outstanding
Basic	50,362,314	50,289,590	49,991,186	50,008,234	49,907,840	50,160,928	45,760,802
Diluted	50,933,358	50,942,324	50,754,145	50,702,110	50,996,469	50,810,407	46,681,317
Dividends declared per common share	$0.13	$0.13	$0.13	$0.13	$0.12	$0.39	$0.36

Banc of California, Inc.

Reconciliation of Consolidated Statements of Operations between Continuing and Discontinued Operations

(Dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended September 30, 2017			Nine Months Ended September 30, 2017
	Continuing	Discontinued	Consolidated	Continuing	Discontinued	Consolidated
	Operations	Operations	Operations	Operations	Operations	Operations
Interest and dividend income	$96,751	$917	$97,668	$292,033	$6,979	$299,012
Interest expense	21,715	—	21,715	61,016	—	61,016

Net interest income	75,036	917	75,953	231,017	6,979	237,996
Provision for loan and lease losses	3,561	—	3,561	8,647	—	8,647

Net interest income after provision for loan and lease losses	71,475	917	72,392	222,370	6,979	229,349
Noninterest income
Customer service fees	1,576	—	1,576	4,868	—	4,868
Loan servicing income	553	—	553	3,441	1,551	4,992
Net gain on sale of securities available for sale	7,625	—	7,625	12,080	—	12,080
Net gain on sale of loans	5,735	—	5,735	10,737	—	10,737
Mortgage banking income	—	13	13	—	43,083	43,083
Loan brokerage income	—	6	6	1,061	164	1,225
Gain on disposal of discontinued operations	—	211	211	—	13,749	13,749
All other income	2,876	232	3,108	6,788	826	7,614

Total noninterest income	18,365	462	18,827	38,975	59,373	98,348
Noninterest expense
Salaries and employee benefits	30,216	416	30,632	96,007	38,384	134,391
Occupancy and equipment	10,085	359	10,444	30,529	3,754	34,283
Professional fees	7,697	270	7,967	34,564	2,462	37,026
Data processing	1,901	141	2,042	6,326	668	6,994
Loss on investments in alternative energy partnerships	8,348	—	8,348	26,791	—	26,791
Amortization of intangible assets	916	—	916	3,062	—	3,062
Restructuring expense	—	279	279	5,369	3,794	9,163
All other expenses	16,508	1,872	18,380	39,238	10,891	50,129

Total noninterest expense	75,671	3,337	79,008	241,886	59,953	301,839

Income (loss) before income taxes	14,169	(1,958)	12,211	19,459	6,399	25,858
Income tax (benefit) expense	(3,939)	(799)	(4,738)	(23,163)	2,614	(20,549)

Net income	$18,108	$(1,159)	$16,949	$42,622	$3,785	$46,407

Banc of California, Inc.

Selected Financial Data

(Dollars in thousands)

(Unaudited)

	Three Months Ended					Nine Months Ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	September 30, 2017	September 30, 2016
Average balances of consolidated operations
Total assets	$10,101,181	$10,697,003	$11,188,806	$11,568,849	$10,860,257	$10,658,346	$9,921,657
Total gross loans and leases	6,268,915	6,639,666	6,785,013	7,209,241	7,245,472	6,562,641	6,636,978
Investment securities	2,791,585	3,004,551	3,376,698	3,236,253	2,776,304	3,055,468	2,534,788
Total interest earning assets	9,580,093	10,161,566	10,661,834	11,075,367	10,432,247	10,130,535	9,468,979
Total interest-bearing deposits	6,501,227	6,981,991	7,724,061	7,825,036	7,164,061	7,064,615	6,068,343
Total borrowings	1,224,973	1,265,279	1,058,607	1,190,060	1,297,382	1,183,562	1,557,157
Total interest bearing liabilities	7,726,200	8,247,270	8,782,668	9,015,096	8,461,443	8,248,176	7,625,500
Total stockholders’ equity	1,005,462	1,014,267	1,001,784	995,908	968,684	1,007,185	876,922
Profitability and other ratios of consolidated operations
Return on average assets (1)	0.67%	0.46%	0.62%	1.14%	1.32%	0.58%	1.11%
Return on average equity (1)	6.69%	4.85%	6.96%	13.29%	14.76%	6.16%	12.51%
Return on average tangible common equity (2)	7.16%	4.51%	7.76%	17.30%	19.51%	6.46%	16.84%
Dividend payout ratio (3)	56.52%	92.86%	56.52%	23.64%	20.00%	65.00%	25.35%
Net interest spread	2.92%	2.90%	3.03%	2.99%	3.18%	2.96%	3.22%
Net interest margin (1)	3.15%	3.09%	3.19%	3.13%	3.32%	3.14%	3.36%
Noninterest income to total revenue (4)	19.86%	20.20%	41.62%	47.79%	46.18%	29.24%	44.63%
Noninterest income to average total assets (1)	0.74%	0.74%	2.16%	2.74%	2.73%	1.23%	2.59%
Noninterest expense to average total assets (1)	3.10%	3.68%	4.52%	4.44%	4.55%	3.79%	4.22%
Efficiency ratio (5)	83.36%	100.10%	86.87%	77.51%	76.90%	89.74%	72.79%
Adjusted efficiency ratio for including the pre-tax effect of investments in alternative energy partnerships (2) , (5)	72.49%	80.51%	78.76%	66.87%	62.38%	77.58%	67.23%
Average held-for-investment loans and leases to average deposits	77.33%	73.54%	68.33%	69.11%	75.92%	72.88%	79.27%
Average investment securities to average total assets	27.64%	28.09%	30.18%	27.97%	25.56%	28.67%	25.55%
Average stockholders’ equity to average total assets	9.95%	9.48%	8.95%	8.61%	8.92%	9.45%	8.84%

(1)	Ratios are presented on an annualized basis.
(2)	The ratios are determined by methods other than in accordance with U.S. generally accepted accounting principles (GAAP).
See Non-GAAP measures section for reconciliation of the calculation.
(3)	The ratio is calculated by dividing dividends declared per common share by basic earnings per share
(4)	Total revenue is equal to the sum of net interest income before provision for loan and lease losses and noninterest income.
(5)	The ratios are calculated by dividing noninterest expense by the sum of net interest income before provision for loan and lease losses and noninterest income.

Banc of California, Inc.

Selected Financial Data, Continued

(Dollars in thousands)

(Unaudited)

	Three Months Ended					Nine Months Ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	September 30, 2017	September 30, 2016
Allowance for loan and lease losses (ALLL)
Balance at beginning of period	$42,385	$42,736	$40,444	$40,233	$37,483	$40,444	$35,533
Loans and leases charged off	(959)	(2,898)	(357)	(1,351)	(393)	(4,214)	(1,267)
Recoveries	85	44	66	973	551	195	1,285
Provision for loan and lease losses	3,561	2,503	2,583	589	2,592	8,647	4,682

Balance at end of period	$45,072	$42,385	$42,736	$40,444	$40,233	$45,072	$40,233

Annualized net loan charge-offs to average total loans and leases held-for-investment	0.06%	0.19%	0.02%	0.02%	-0.01%	0.09%	-0.01%
Reserve for loss on repurchased loans
Balance at beginning of period	$8,028	$8,118	$7,974	$11,369	$10,438	7,974	$9,700
Provision for loan repurchases	(651)	270	517	(1,881)	1,241	136	2,471
Utilization of reserve for loan repurchases	(1,204)	(360)	(373)	(1,514)	(310)	(1,937)	(802)
Balance at end of period	$6,173	$8,028	$8,118	$7,974	$11,369	$6,173	$11,369

	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Asset quality information and ratios
Delinquent loans and leases held-for-investment 30 to 89 days delinquent, excluding purchased credit impaired (PCI) loans	$20,286	$23,305	$22,596	$30,140	$39,054
90+ days delinquent, excluding PCI loans	11,150	6,508	9,802	14,218	22,827

Total delinquent loans, excluding PCI loans	34,436	29,813	32,398	44,358	61,881

PCI loans, 30 to 89 days delinquent	—	343	16,410	15,078	39,113
PCI loans, 90+ days delinquent	—	807	4,943	2,577	6,145

Total delinquent PCI loans	—	1,150	21,353	17,655	45,258

Total delinquent loans	$31,436	$30,963	$53,751	$62,013	$107,139

Total delinquent non-PCI loans to total non-PCI loans	0.50%	0.50%	0.54%	0.75%	1.04%
Total delinquent loans and leases to total loans and leases	0.50%	0.52%	0.88%	1.03%	1.63%
Non-performing assets, excluding loans held-for-sale
Non-performing loans and leases, excluding PCI loans	$12,275	$9,064	$16,222	$14,942	$35,223
90+ days delinquent and still accruing loans and leases, excluding PCI loans	—	—	—	—	—
Other real estate owned	3,682	3,267	3,345	2,502	275

Non-performing assets	$15,957	$12,331	$19,567	$17,444	$35,498

ALLL to non-performing loans and leases	367.19%	467.62%	263.44%	270.67%	114.22%
Non-performing loans and leases to total loans and leases	0.20%	0.15%	0.27%	0.25%	0.54%
Non-performing assets to total assets	0.16%	0.12%	0.18%	0.16%	0.32%
Troubled debt restructurings (TDRs)
Performing TDRs	$5,668	$4,579	$4,309	$4,827	$11,160
Non-performing TDRs	—	1,125	1,144	—	520

Total TDRs	$5,668	$5,704	$5,453	$4,827	$11,680

Banc of California, Inc.

Selected Financial Data, Continued

(Dollars in thousands)

(Unaudited)

	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Loan and lease breakdown by ALLL evaluation type
Originated loans and leases
Individually evaluated for impairment	$15,485	$10,844	$12,518	$10,168	$22,306
Collectively evaluated for impairment	5,472,533	5,148,979	5,096,657	4,933,381	4,789,155
Acquired loans not impaired at acquisition
Individually evaluated for impairment	430	—	—	2,429	3,397
Collectively evaluated for impairment	738,449	792,213	834,983	924,993	958,135
Seasoned SFR mortgage loan pools - non-impaired
Individually evaluated for impairment	—	—	877	755	6,581
Collectively evaluated for impairment	—	—	20,587	21,200	146,850
Acquired with deteriorated credit quality	—	4,301	139,699	141,826	642,367

Total loans	$6,226,897	$5,956,337	$6,105,321	$6,034,752	$6,568,791

ALLL breakdown
Originated loans and leases
Individually evaluated for impairment	$407	$424	$130	$137	$137
Collectively evaluated for impairment	43,316	40,666	41,091	38,394	37,858
Acquired loans not impaired at acquisition
Individually evaluated for impairment	8	—	—	—	—
Collectively evaluated for impairment	1,341	1,271	1,234	1,703	1,606
Seasoned SFR mortgage loan pools - non-impaired
Individually evaluated for impairment	—	—	120	106	528
Collectively evaluated for impairment	—	—	—	—	—
Acquired with deteriorated credit quality	—	24	161	104	104

Total ALLL	$45,072	$42,385	$42,736	$40,444	$40,233

Discount on Purchased/Acquired Loans
Acquired loans not impaired at acquisition	$15,983	$15,446	$16,275	$17,820	$18,400
Seasoned SFR mortgage loan pools - non-impaired	—	—	1,219	1,280	9,789
Acquired with deteriorated credit quality	—	1,754	21,538	22,454	57,780

Total Discount	$15,983	$17,200	$39,032	$41,554	$85,969

Ratios
To originated loans and leases:
Individually evaluated for impairment	2.63%	3.91%	1.04%	1.35%	0.61%
Collectively evaluated for impairment	0.79%	0.79%	0.81%	0.78%	0.79%
Total ALLL	0.80%	0.80%	0.81%	0.78%	0.79%
To originated loans and leases and acquired loans not impaired at acquisition:
Individually evaluated for impairment	2.61%	3.91%	1.04%	1.09%	0.53%
Collectively evaluated for impairment	0.72%	0.71%	0.71%	0.68%	0.69%
Total ALLL	0.72%	0.71%	0.71%	0.69%	0.69%
To total loans and leases:
Individually evaluated for impairment	2.61%	3.91%	1.87%	1.82%	2.06%
Collectively evaluated for impairment	0.72%	0.71%	0.71%	0.68%	0.67%
Total ALLL	0.72%	0.71%	0.70%	0.67%	0.61%

Banc of California, Inc.

Selected Financial Data, Continued

(Dollars in thousands)

(Unaudited)

	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Composition of held-for-investment loans and leases
Commercial real estate	$713,120	$716,771	$750,592	$729,959	$721,838
Multifamily	1,617,890	1,545,888	1,449,715	1,365,262	1,199,207
Construction	176,397	156,246	142,164	125,100	99,086
Commercial and industrial	1,602,805	1,560,916	1,585,656	1,522,960	1,531,041
SBA	78,604	77,254	76,040	73,840	67,737
Lease financing	91	173	285	379	234,540

Total commercial loans	4,188,907	4,057,248	4,004,452	3,817,500	3,853,449

Single family residential mortgage	1,920,310	1,778,536	1,975,055	2,106,630	2,601,375
Other consumer	117,680	120,553	125,814	110,622	113,967

Total consumer loans	2,037,990	1,899,089	2,100,869	2,217,252	2,715,342

Total gross loans and leases	$6,226,897	$5,956,337	$6,105,321	$6,034,752	$6,568,791

Composition percentage of held-for-investment loans and leases
Commercial real estate	11.5%	12.0%	12.3%	12.1%	11.0%
Multifamily	26.0%	26.0%	23.7%	22.6%	18.3%
Construction	2.8%	2.6%	2.3%	2.1%	1.5%
Commercial and industrial	25.7%	26.2%	26.1%	25.2%	23.3%
SBA	1.3%	1.3%	1.2%	1.2%	1.0%
Lease financing	0.0%	0.0%	0.0%	0.1%	3.6%

Total commercial loans	67.3%	68.1%	65.6%	63.3%	58.7%

Single family residential mortgage	30.8%	29.9%	32.3%	34.9%	39.6%
Other consumer	1.9%	2.0%	2.1%	1.8%	1.7%

Total consumer loans	32.7%	31.9%	34.4%	36.7%	41.3%

Total gross loans and leases	100.0%	100.0%	100.0%	100.0%	100.0%

Composition of deposits
Noninterest-bearing checking	$1,075,782	$1,138,095	$1,273,649	$1,282,629	$1,267,363
Interest-bearing checking	2,011,943	2,058,130	1,998,778	2,048,839	2,369,332
Money market	1,728,937	2,265,380	2,610,376	2,731,314	2,900,248
Savings	945,699	985,001	1,008,218	1,118,175	880,712
Certificates of deposit	1,641,232	1,598,305	1,706,672	1,961,193	1,660,664
Total deposits	$7,403,593	$8,044,911	$8,597,693	$9,142,150	$9,078,319

Composition percentage of deposits
Noninterest-bearing checking	14.5%	14.1%	14.8%	14.0%	14.0%
Interest-bearing checking	27.2%	25.6%	23.2%	22.4%	26.1%
Money market	23.3%	28.2%	30.4%	29.9%	31.9%
Savings	12.8%	12.2%	11.7%	12.2%	9.7%
Certificates of deposit	22.2%	19.9%	19.9%	21.5%	18.3%

Total deposits	100.0%	100.0%	100.0%	100.0%	100.0%

Banc of California, Inc.

Average Balance, Average Yield Earned, and Average Cost Paid

(Dollars in thousands)

(Unaudited)

	Three Months Ended
	September 30, 2017			June 30, 2017			March 31, 2017
	Average Balance	Interest	Yield / Cost	Average Balance	Interest	Yield / Cost	Average Balance	Interest	Yield / Cost
Interest earning assets
Loans held-for-sale of discontinued operations	$98,904	$917	3.68%	$361,784	$2,796	3.10%	$388,194	$3,266	3.41%
Loans held-for-sale and SFR mortgage	1,923,214	18,837	3.89%	2,046,409	20,086	3.94%	2,275,338	21,950	3.91%
Seasoned SFR mortgage loan pools	84,128	1,208	5.70%	151,759	2,121	5.61%	154,736	2,145	5.62%
Commercial real estate, multifamily, and construction	2,494,284	27,980	4.45%	2,394,487	25,821	4.33%	2,336,323	25,851	4.49%
Commercial and industrial, SBA, and lease financing	1,553,816	20,820	5.32%	1,565,583	20,233	5.18%	1,508,756	18,293	4.92%
Other consumer	114,569	1,363	4.72%	119,644	1,400	4.69%	121,666	1,268	4.23%

Gross loans and leases	6,268,915	71,125	4.50%	6,639,666	72,457	4.38%	6,785,013	72,773	4.35%
Securities	2,791,585	24,337	3.46%	3,004,551	24,996	3.34%	3,376,698	27,239	3.27%
Other interest-earning assets	519,593	2,206	1.68%	517,349	1,783	1.38%	500,123	2,096	1.70%

Total interest-earning assets	9,580,093	97,668	4.04%	10,161,566	99,236	3.92%	10,661,834	102,108	3.88%
Allowance for loan and lease losses	(42,696)			(42,896)			(41,285)
BOLI and non-interest earning assets	563,784			578,333			568,257

Total assets	$10,101,181			$10,697,003			$11,188,806

Interest-bearing liabilities
Savings	$968,158	$2,263	0.93%	$1,002,797	$2,262	0.90%	$1,042,031	$2,292	0.89%
Interest-bearing checking	2,037,729	3,871	0.75%	2,013,751	3,609	0.72%	2,008,828	3,414	0.69%
Money market	1,935,262	5,095	1.04%	2,359,173	5,482	0.93%	2,735,810	4,691	0.70%
Certificates of deposit	1,560,078	4,239	1.08%	1,606,270	3,589	0.90%	1,937,392	3,563	0.75%

Total interest-bearing deposits	6,501,227	15,468	0.94%	6,981,991	14,942	0.86%	7,724,061	13,960	0.73%
FHLB advances	962,391	3,352	1.38%	990,780	2,774	1.12%	812,444	1,423	0.71%
Securities sold under repurchase agreements	88,810	500	2.23%	34,298	180	2.11%	2,123	6	1.15%
Long-term debt and other interest-bearing liabilities	173,772	2,395	5.47%	240,201	3,044	5.08%	244,040	2,972	4.94%

Total interest-bearing liabilities	7,726,200	21,715	1.12%	8,247,270	20,940	1.02%	8,782,668	18,361	0.85%
Noninterest-bearing deposits	1,178,062			1,261,338			1,181,279
Non-interest-bearing liabilities	191,457			174,128			223,075

Total liabilities	9,095,719			9,682,736			10,187,022
Total stockholders’ equity	1,005,462			1,014,267			1,001,784

Total liabilities and stockholders’ equity	$10,101,181			$10,697,003			$11,188,806

Net interest income/spread		$75,953	2.92%		$78,296	2.90%		$83,747	3.03%

Net interest margin			3.15%			3.09%			3.19%
Ratio of interest-earning assets to interest-bearing liabilities	123.99%			123.21%			121.40%
Total deposits	$7,679,289	$15,468	0.80%	$8,243,329	$14,942	0.73%	$8,905,340	$13,960	0.64%
Total funding (1)	$8,904,262	$21,715	0.97%	$9,508,608	$20,940	0.88%	$9,963,947	$18,361	0.75%

(1)	Total funding is the sum of interest-bearing liabilities and noninterest-bearing deposits. The cost of total funding is calculated as annualized total interest expense divided by average total funding.

Banc of California, Inc.

Average Balance, Average Yield Earned, and Average Cost Paid, Continued

(Dollars in thousands)

(Unaudited)

	Three Months Ended
	December 31, 2016			September 30, 2016
	Average Balance	Interest	Yield / Cost	Average Balance	Interest	Yield / Cost
Interest earning assets
Loans held-for-sale of discontinued operations	$519,495	$4,126	3.16%	$479,133	$4,113	3.42%
Loans held-for-sale and SFR mortgage	2,236,354	21,451	3.82%	2,139,746	20,252	3.77%
Seasoned SFR mortgage loan pools	570,006	6,281	4.38%	907,387	11,924	5.23%
Commercial real estate, multifamily, and construction	2,146,067	23,405	4.34%	2,033,718	23,097	4.52%
Commercial and industrial, SBA, and lease financing	1,628,177	19,228	4.70%	1,576,379	19,734	4.98%
Other consumer	109,142	1,248	4.55%	109,109	1,250	4.56%

Gross loans and leases	7,209,241	75,739	4.18%	7,245,472	80,370	4.41%
Securities	3,236,253	24,153	2.97%	2,776,304	19,934	2.86%
Other interest-earning assets	629,873	3,965	2.50%	410,471	1,931	1.87%

Total interest-earning assets	11,075,367	103,857	3.73%	10,432,247	102,235	3.90%
Allowance for loan and lease losses	(39,163)			(38,258)
BOLI and non-interest earning assets	532,645			466,268

Total assets	$11,568,849			$10,860,257

Interest-bearing liabilities
Savings	$941,404	$1,917	0.81%	$887,973	$1,704	0.76%
Interest-bearing checking	2,081,105	3,371	0.64%	2,300,128	3,972	0.69%
Money market	2,830,271	3,909	0.55%	2,427,356	3,226	0.53%
Certificates of deposit	1,972,256	3,307	0.67%	1,548,604	2,322	0.60%

Total interest-bearing deposits	7,825,036	12,504	0.64%	7,164,061	11,224	0.62%
FHLB advances	892,120	1,076	0.48%	1,104,663	1,413	0.51%
Securities sold under repurchase agreements	59,761	221	1.47%	12,539	48	1.52%
Long-term debt and other interest-bearing liabilities	238,179	2,998	5.01%	180,180	2,589	5.72%

Total interest-bearing liabilities	9,015,096	16,799	0.74%	8,461,443	15,274	0.72%
Noninterest-bearing deposits	1,286,642			1,178,849
Non-interest-bearing liabilities	271,203			251,281

Total liabilities	10,572,941			9,891,573
Total stockholders’ equity	995,908			968,684

Total liabilities and stockholders’ equity	$11,568,849			$10,860,257

Net interest income/spread		$87,058	2.99%		$86,961	3.18%

Net interest margin			3.13%			3.32%
Ratio of interest-earning assets to interest-bearing liabilities	122.85%			123.29%
Total deposits	$9,111,678	$12,504	0.55%	$8,342,910	$11,224	0.54%
Total funding (1)	$10,301,738	$16,799	0.65%	$9,640,292	$15,274	0.63%

(1)	Total funding is the sum of interest-bearing liabilities and noninterest-bearing deposits. The cost of total funding is calculated as annualized total interest expense divided by average total funding.

Banc of California, Inc.

Average Balance, Average Yield Earned, and Average Cost Paid, Continued

(Dollars in thousands)

(Unaudited)

	Nine Months Ended
	September 30, 2017			September 30, 2016
	Average Balance	Interest	Yield / Cost	Average Balance	Interest	Yield / Cost
Interest earning assets
Loans held-for-sale of discontinued operations	$281,177	$6,979	3.32%	$428,419	$11,002	3.43%
Loans held-for-sale and SFR mortgage	2,081,088	60,873	3.91%	1,969,682	55,659	3.77%
Seasoned SFR mortgage loan pools	129,949	5,474	5.63%	887,273	37,037	5.58%
Commercial real estate, multifamily, and construction	2,408,943	79,651	4.42%	1,901,157	63,962	4.49%
Commercial and industrial, SBA, and lease financing	1,542,884	59,347	5.14%	1,342,959	50,041	4.98%
Other consumer	118,600	4,031	4.54%	107,488	3,556	4.42%

Gross loans and leases	6,562,641	216,355	4.41%	6,636,978	221,257	4.45%
Securities	3,055,468	76,572	3.35%	2,534,788	55,374	2.92%
Other interest-earning assets	512,426	6,085	1.59%	297,213	4,484	2.02%

Total interest-earning assets	10,130,535	299,012	3.95%	9,468,979	281,115	3.97%
Allowance for loan and lease losses	(42,297)			(37,161)
BOLI and non-interest earning assets	570,108			489,839

Total assets	$10,658,346			$9,921,657

Interest-bearing liabilities
Savings	$1,004,058	$6,817	0.91%	$863,088	$4,878	0.75%
Interest-bearing checking	2,020,208	10,894	0.72%	2,061,761	10,352	0.67%
Money market	2,340,484	15,268	0.87%	1,847,906	6,867	0.50%
Certificates of deposit	1,699,865	11,391	0.90%	1,295,588	5,619	0.58%

Total interest-bearing deposits	7,064,615	44,370	0.84%	6,068,343	27,716	0.61%
FHLB advances	922,421	7,549	1.09%	1,240,872	4,641	0.50%
Securities sold under repurchase agreements	42,061	686	2.18%	104,076	597	0.77%
Long-term debt and other interest-bearing liabilities	219,080	8,411	5.13%	212,209	9,746	6.13%

Total interest-bearing liabilities	8,248,176	61,016	0.99%	7,625,500	42,700	0.75%
Noninterest-bearing deposits	1,206,881			1,205,179
Non-interest-bearing liabilities	196,104			214,056

Total liabilities	9,651,161			9,044,735
Total stockholders’ equity	1,007,185			876,922

Total liabilities and stockholders’ equity	$10,658,346			$9,921,657

Net interest income/spread		$237,996	2.96%		$238,415	3.22%

Net interest margin			3.14%			3.36%
Ratio of interest-earning assets to interest-bearing liabilities	122.82%			124.18%
Total deposits	$8,271,496	$44,370	0.72%	$7,273,522	$27,716	0.51%
Total funding (1)	$9,455,057	$61,016	0.86%	$8,830,679	$42,700	0.65%

(1)	Total funding is the sum of interest-bearing liabilities and noninterest-bearing deposits. The cost of total funding is calculated as annualized total interest expense divided by average total funding.

Banc of California, Inc.

Capital Ratios

(Unaudited)

	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Capital Ratios
Banc of California, Inc.
Total risk-based capital ratio	14.48%	14.39%	13.72%	13.70%	12.79%
Tier 1 risk-based capital ratio	13.77%	13.72%	13.08%	13.22%	12.54%
Common equity tier 1 capital ratio	9.91%	9.83%	9.37%	9.44%	8.85%
Tier 1 leverage ratio	9.55%	8.93%	8.51%	8.17%	8.47%
Banc of California, NA
Total risk-based capital ratio	16.39%	16.13%	15.11%	14.73%	14.38%
Tier 1 risk-based capital ratio	15.68%	15.45%	14.48%	14.12%	13.83%
Common equity tier 1 capital ratio	15.68%	15.45%	14.48%	14.12%	13.83%
Tier 1 leverage ratio	10.88%	10.05%	9.43%	8.71%	9.31%

Banc of California, Inc.

Consolidated Operations

Non-GAAP Measures

(Dollars in thousands, except per share data)

(Unaudited)

Under Item 10(e) of SEC Regulation S-K, public companies disclosing financial measures in filings with the SEC that are not calculated in accordance with GAAP must also disclose, along with each non-GAAP financial measure, certain additional information, including a presentation of the most directly comparable GAAP financial measure, a reconciliation of the non-GAAP financial measure to the most directly comparable GAAP financial measure, as well as a statement of the reasons why the company’s management believes that presentation of the non-GAAP financial measure provides useful information to investors regarding the company’s financial condition and results of operations and, to the extent material, a statement of the additional purposes, if any, for which the company’s management uses the non-GAAP financial measure.

Return on average tangible common equity and efficiency ratio, as adjusted, tangible common equity to tangible assets, and tangible common equity per common share and tangible common equity per common share and per common share issuable under purchase contracts constitute supplemental financial information determined by methods other than in accordance with GAAP. These non-GAAP measures are used by management in its analysis of the Company’s performance.

Tangible common equity is calculated by subtracting preferred stock, goodwill, and other intangible assets from stockholders’ equity. Tangible assets is calculated by subtracting goodwill and other intangible assets from total assets. Banking regulators also exclude goodwill and other intangible assets from stockholders’ equity when assessing the capital adequacy of a financial institution.

Adjusted efficiency ratio is calculated by subtracting loss on investments in alternative energy partnerships from noninterest expense and adding total pre-tax return, which includes the loss on investments in alternative energy partnerships, to the sum of net interest income and noninterest income (total revenue). Management believes the presentation of these financial measures adjusting the impact of these items provides useful supplemental information that is essential to a proper understanding of the financial results and operating performance of the Company.

This disclosure should not be viewed as a substitute for results determined in accordance with GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies.

The following tables provide reconciliations of the non-GAAP measures with financial measures defined by GAAP.

	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Tangible common equity to tangible assets ratio
Total assets	$10,280,028	$10,365,768	$11,052,085	$11,029,853	$11,216,404
Less goodwill	(37,144)	(37,144)	(37,144)	(39,244)	(39,244)
Less other intangible assets	(10,219)	(11,135)	(12,191)	(13,617)	(15,335)

Tangible assets	$10,232,665	$10,317,489	$11,002,750	$10,976,992	$11,161,825

Total stockholders’ equity	$1,013,908	$1,006,292	$985,748	$980,239	$971,424
Less goodwill	(37,144)	(37,144)	(37,144)	(39,244)	(39,244)
Less other intangible assets	(10,219)	(11,135)	(12,191)	(13,617)	(15,335)

Tangible equity	966,545	958,013	936,413	927,378	916,845
Less preferred stock	(269,071)	(269,071)	(269,071)	(269,071)	(269,071)

Tangible common equity	$697,474	$688,942	$667,342	$658,307	$647,774

Total stockholders’ equity to total assets	9.86%	9.71%	8.92%	8.89%	8.66%
Tangible equity to tangible assets	9.45%	9.29%	8.51%	8.45%	8.21%
Tangible common equity to tangible assets	6.82%	6.68%	6.07%	6.00%	5.80%
Common stock outstanding	50,096,056	49,991,395	49,601,363	49,695,299	49,531,321
Class B non-voting non-convertible common stock outstanding	430,694	355,173	277,797	201,922	201,922

Total common stock outstanding	50,526,750	50,346,568	49,879,160	49,897,221	49,733,243

Minimum number of shares issuable under purchase contracts (1)	—	—	166,265	188,742	188,742

Total common stock outstanding and shares issuable under purchase contracts	50,526,750	50,346,568	50,045,425	50,085,963	49,921,985

(1) Purchase contracts relating to the tangible equity units
Tangible common equity per common stock	$13.80	$13.68	$13.38	$13.19	$13.02
Book value per common stock	$14.74	$14.64	$14.37	$14.25	$14.12
Tangible common equity per common stock and shares issuable under purchase contracts	$13.80	$13.68	$13.33	$13.14	$12.98
Book value per common stock and shares issuable under purchase contracts	$14.74	$14.64	$14.32	$14.20	$14.07

Banc of California, Inc.

Consolidated Operations

Non-GAAP Measures, Continued

(Dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended					Nine Months Ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	September 30, 2017	September 30, 2016
Return on tangible common equity
Average total stockholders’ equity	$1,005,462	$1,014,267	$1,001,784	$995,908	$968,684	$1,007,185	$876,922
Less average preferred stock	(269,071)	(269,071)	(269,071)	(269,071)	(269,071)	(269,071)	(266,377)
Less average goodwill	(37,144)	(37,144)	(39,221)	(39,244)	(39,244)	(37,829)	(39,244)
Less average other intangible assets	(10,760)	(11,808)	(13,190)	(14,704)	(16,039)	(11,910)	(17,308)

Average tangible common equity	$688,487	$696,244	$680,302	$672,889	$644,330	$688,375	$553,993

Net income	$16,949	$12,257	$17,201	$33,264	$35,937	$46,407	$82,152
Less preferred stock dividends	(5,112)	(5,113)	(5,113)	(5,113)	(5,112)	(15,338)	(14,801)
Add amortization of intangible assets	916	1,056	1,090	1,028	1,179	3,062	3,823
Add impairment on intangible assets	—	—	336	690	—	336	—
Less tax effect on amortization and impairment of intangible assets (1)	(321)	(370)	(499)	(601)	(413)	(1,189)	(1,338)

Net income available to common stockholders	$12,432	$7,830	$13,015	$29,268	$31,591	$33,278	$69,836

Return on average equity	6.69%	4.85%	6.96%	13.29%	14.76%	6.16%	12.51%
Return on average tangible common equity	7.16%	4.51%	7.76%	17.30%	19.51%	6.46%	16.84%

(1) Utilized a 35% effective tax rate
	Three Months Ended					Nine Months Ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	September 30, 2017	September 30, 2016
Adjusted efficiency ratio for including the pre-tax effect of investments in alternative energy partnerships
Noninterest expense	$79,008	$98,216	$124,615	$129,239	$124,262	$301,839	$313,437
Loss on investments in alternative energy partnerships	(8,348)	(9,761)	(8,682)	(13,850)	(17,660)	(26,791)	(17,660)

Adjusted noninterest expense	$70,660	$88,455	$115,933	$115,389	$106,602	$275,048	$295,777

Net interest income	$75,953	$78,296	$83,747	$87,058	$86,961	$237,996	$238,415
Noninterest income	18,827	19,817	59,704	79,687	74,630	98,348	192,193

Total revenue	94,780	98,113	143,451	166,745	161,591	336,344	430,608
Tax credit from investments in alternative energy partnerships	8,777	15,681	8,829	14,048	19,357	33,287	19,357
Deferred tax expense on investments in alternative energy partnerships	(1,536)	(2,744)	(1,545)	(2,459)	(3,387)	(5,825)	(3,387)
Tax effect on tax credit and deferred tax expense	3,804	8,584	5,140	8,078	11,002	17,528	11,002
Loss on investments in alternative energy partnerships, net	(8,348)	(9,761)	(8,682)	(13,850)	(17,660)	(26,791)	(17,660)

Total pre-tax adjustments for investments in alternative energy partnerships	2,697	11,760	3,742	5,817	9,312	18,199	9,312

Adjusted total revenue	$97,477	$109,873	$147,193	$172,562	$170,903	$354,543	$439,920

Efficiency ratio	83.36%	100.10%	86.87%	77.51%	76.90%	89.74%	72.79%
Adjusted efficiency ratio for including the pre-tax effect of investments in alternative energy partnerships	72.49%	80.51%	78.76%	66.87%	62.38%	77.58%	67.23%
Effective tax rate utilized for calculating tax effect on tax credit and deferred tax expense	34.44%	39.89%	41.37%	41.10%	40.79%	38.96%	40.79%